N.A. Degerstrom Inc.
EXPLORATION

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Mendoza Argentina, San Martin 1052 3 Piso Oficina 17 (5500) Telefax (0261) 429-8768
Spokane Washington, 3303 N. Sullivan Road · Spokane, WA 99216 · Phone: (509) 928-3336 Fax: (509) 891-4778

# DRILLING CONTRACT

This Drilling contract entered into on this 31 day of January 2008 is made by and between N.A. DEGERSTROM, INC. (hereinafter "NAD"), having an office at San Martin 1052 – 3 Piso Of. 17 (5500) Mendoza Argentina and UREX ENERGY Corp. (hereinafter "CLIENT") whose mailing address is, 10580 N. McCarran Blvd. Building 115-208 Reno, Nevada USA 89503

WHEREAS, CLIENT desires to obtain drilling prices from NAD, and

WHEREAS, NAD is willing and able to provide drilling services to the client, and provide necessary personnel to collect and split samples.

1. **MOBILIZATION/DEMOBILIZATION** AT NAD'S COST ONLY

Mobilization US$ ________, and Demobilization US$ ________

2. **DRILLING RATES**

| | Vertical Drilling | Angle Drilling |
|---|---|---|
| R.C. Percussion 0 - 200 m | U.S. $55.00/meter | U.S. $55.00/meter |
| R.C. Percussion 200-400 m | U.S. $60.00/meter | U.S. $60.00/meter |

*Maximum drilling depth for the MPD 1000 is approximately 200 meters*
*Maximum drilling depth for the Explorer 1500 is approximately 400 meters*

3. **WORK TIME RATE**

Cost per hour when NAD's personnel and equipment are engaged in approved non-drilling activities:

- Freeing rods stuck due to drilling conditions.
- Time spent changing drilling method or bits, as drilling conditions necessitate.
- Clearing blockages in drill string caused by drilling conditions.
- Setting up over previously drilled holes.
- Casing of drill holes.

**Per Hour** **U.S. $180.00**

RB LCH

## 4. Standby/Rig Idle Rate

Cost per hour when NAD's personnel are required at the drill site but unable to drill, including but not limited to, the following:

- Delays while awaiting CLIENT instructions.
- Delays in gaining access to drill site.
- Shut down on CLIENT request.

**Per Hour** **U.S. $300.00**

## 5. Rig/Site Moves

Moving of drill rig and support equipment or construction of drill sites, within the same project areas.

**Per Hour** **U.S. $100.00**

## 6. Drilling Consumables

Any drilling consumable supplied by NAD will be charged at site landed cost, plus 15 percent. Consumables include, but are not limited to, the following items: surface casing. ***(Drill bits and hammers are not classified as consumables and will be provided by NAD.)***

## 7. Slow Drilling

If due, for example, to hard or broken ground, caving formations, excessive water flows or lost circulation, BUT NOT INCLUDEING BREAKDOWNS, AND/OR MECHANICAL AND EQUIPMENT FAILURES, And when NAD is unable to progress after four hours of time spent, then an hourly rate applies in lieu of the original meterage charges. All hours spent pulling and running rods, conditioning holes, casing and changing or cleaning bits can be included as slow drilling hours. Note: The CLIENT will be contacted and approve this change in rate prier to commencement.

**Per Hour** **U.S. $300.00**

## 8. Adverse Drilling Conditions

The driller will advise the on-site CLIENT representative when these conditions occur, and will only continue drilling with the understanding and consent that any equipment lost or damaged down the hole will be charged to the CLIENT at replacement value.

Client Consent____________________ Date__________

## 9. Fuel and Lubricants

All fuel and lubricants required for drilling machines will be supplied by NAD, at no cost to CLIENT.

RB LCH

## 10. WATER SUPPLY

Costs for water haulage will be charged to the CLIENT ! if distances are greater than 10 km or more than 1hr.from the drilling being performed.

**Per Day of use only** **U.S. $95.00**

## 11. ACCOMMODATIONS AND MEALS

Accommodation and meals for employees and/or agents of NAD, will be charged to the CLIENT, at cost. The drilling crew will comprise one driller, and two driller's helpers. One of the drill helpers will be a sampler.

## 12. WORKING HOURS

Unless otherwise negotiated, NAD will work ten-hour shifts, six days per week. NAD therefore undertakes to work a minimum of ten hours per day of actual drilling on a single shift basis, 6 days per week. Drilling crew rotations and maintenance will be scheduled to minimize disruption to the Client's drilling programs.

## 13. ADDITIONAL EQUIPMENT REQUIREMENTS

If the use of additional equipment, (not normally held on site) is required to undertake any variations of the type of work outlined in this proposal, then the CLIENT will bear the additional costs involved in transporting and operation of the equipment requested.

## 14. SITE PREPARATION/ACCESS

The CLIENT is responsible for the preparation of graded road access to the drill project where necessary. Enabling access for the rig and associated equipment. The CLIENT is also responsible for the selection of suitable drill sites and for the preparation of suitable sumps, if necessary.

| N.A. DEGERSTROM, INC. | CLIENT |
|---|---|
| [signature] | [signature] |
| Jan 31 2008 | President, Ur-Energy Corp |
| | January 31, 2008 |